SUPPLEMENT DATED OCTOBER 26, 2010
TO PROSPECTUS DATED MAY 1, 2010
FOR
TFLIC FREEDOM ELITE BUILDER®
TFLIC FREEDOM ELITE BUILDER II®
TFLIC FINANCIAL FREEDOM BUILDER®
Each An Individual Flexible Premium Variable Life Insurance Policy
and
TO PROSPETUS DATED MAY 1, 2008
FOR
TFLIC FREEDOM WEALTH PROTECTORSM
 A Joint Survivor Flexible Premium Variable Life Insurance Policy
Issued through
TFLIC Series Life Account
By
Transamerica Financial Life Insurance Company

This Supplement modifies certain information contained in your TFLIC Freedom Elite Builder®, TFLIC Freedom Elite Builder II®, TFLIC Freedom Wealth ProtectorSM and/or TFLIC Financial Freedom Builder® prospectuses.  Please read it carefully and retain it for future reference.  All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses.

The following paragraph replaces the last paragraph under the section entitled “The Policy – Ownership Rights” in your prospectus:

No designation or change in designation of an owner will take effect unless we receive written request thereof. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE